UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 11, 2010


                                  CytoDyn, Inc.
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             (Exact name of registrant as specified in its charter)


          Colorado                    000-49908                75-3056237
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                      identification No.)


                      1511 Third Street, Santa Fe, NM 87505
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               (Address of Principal Executive Offices) (Zip Code)


                                 (505) 988-5520
                                 --------------
              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangement of Certain Officers.

On March 11, 2010, the Company's Board of Directors approved compensation arrangements for the Company's Chief Executive Officer Allen D. Allen, Chief Financial Officer Corinne Allen and Chief Operating Officer Nader Pourhassan.

For the period March 1, 2010 through April 30, 2010 the Company's three Executive Officers will be paid semi-monthly based upon the annual salary amounts as set forth below:

Allen D. Allen, President and CEO                             $200,000 Annually
Corinne Allen, Chief Financial and Accounting Officer         $150,000 Annually
Nader Pourhassan, Chief Operating Officer                     $200,000 Annually



                                    SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CytoDyn, Inc.


Date: March 15, 2010
                                        /s/ Allen D. Allen
                                        ----------------------------
                                        Allen D. Allen